

ACETEX CORPORATION

CUSIP 003910 10 6

SHARES - ACTIONS

SPECIMEN

NUMBER - NUMÉRO

C 00680

This certifies that
Nous présentes attestent que

SPECIMEN ***SPECIMEN***

is the registered holder of
est le porteur inscrit de

SPECIMEN

COMMON SHARES OF — ACTIONS ORDINAIRES DE

ACETEX CORPORATION

transferable on the books of the Corporation in person or by attorney duly authorized in writing, only upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the transfer agent and registrar.

In Witness Whereof *the Corporation has caused this certificate to be signed by its duly authorized officers*

this

SPECIMEN

lesquelles ne peuvent être transférées dans les livres de la Société soit en personne soit par mandataire dûment autorisé par écrit que sur remise du présent certificat dûment endossé. Le présent certificat ne sera valide que s'il est contresigné par l'agent des transferts et agent chargé de la tenue des registres.

En foi de quoi, *la Société a fait signer le présent certificat par ses dirigeants dûment autorisés*

MONTREAL TRUST COMPANY OF CANADA
COMPAGNIE MONTRÉAL TRUST DU CANADA

BY - PAR ***SPECIMEN***

PRESIDENT — SECRETARY

The class of shares represented by this certificate has rights, privileges, restrictions and conditions attached thereto and the Corporation will furnish to a shareholder, on demand and without charge, a full copy of the text of (i) the rights, privileges, restrictions and conditions attached to each class authorized to be issued and to each series in so far as the same have been fixed by the directors, and (ii) the authority of the directors to fix the rights, privileges, restrictions and conditions of subsequent series.

La catégorie d'actions attestées par le présent certificat comporte des droits, privilèges, restrictions et conditions et la Société fournira à l'actionnaire, sur demande et sans frais, un exemplaire intégral du texte (i) des droits, privilèges, restrictions et conditions que comportent chaque catégorie dont l'émission a été autorisée et chaque série, dans la mesure où ceux-ci ont été déterminés par les administrateurs, et (ii) des pouvoirs des administrateurs d'établir les droits, privilèges, restrictions et conditions des séries subséquentes.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

REMARQUE: ... NOM INSC... SIGNATU... RECTO ... QUI FIGURE SUR CE DOCUMENT DE TRANSFERT DOIT CORRESPONDRE EN TOUS POINTS AU ... CERTIFICAT, SANS MODIFICATION, NI ADDITION NI AUCUN AUTRE CHANGEMENT.

For value received, the undersigned hereby sells, assigns and transfers unto

Pour valeur reçue, le soussigné vend, cède et transporte par les présentes à

Please insert social insurance number or other tax identifying number of assignee

Indiquer le numéro d'assurance sociale du cessionnaire ou un autre numéro d'identification aux fins de l'impôt

____

Please print name of assignee - Prière d'indiquer le nom du cessionnaire en caractères d'imprimerie

____

Please print address including postal code of assignee - Prière d'indiquer l'adresse, y compris le code postal, du cessionnaire en caractères d'imprimerie

____

Number of Shares - Nombre d'actions

Common Shares of Acetex Corporation represented by this certificate, and hereby irrevocably constitutes and appoints

actions ordinaires de Acetex Corporation représentées par le présent certificat et constitue par les présentes

____

Please print name of attorney - Prière d'indiquer le nom du fondé de pouvoir

attorney to transfer the said shares on the books of the Corporation with full power of substitution in the premises.

son fondé de pouvoir irrévocable avec pleins pouvoirs de substitution, aux fins du transfert des actions dans les registres de la Société.

Date ______________________________

Signature ______________________________

Witnessed by:
Témoin : ______________________________

SIGNATURE GUARANTEE: The signature must be guaranteed by a bank, trust company or a member of a recognized stock exchange whose signature is acceptable to the Transfer Agent.

GARANTIE DE LA SIGNATURE : La signature doit être garantie par une banque, une société de fiducie ou un membre d'une bourse reconnue dont la signature est jugée acceptable par l'agent des transferts.



ACETEX CORPORATION

INCORPORATED UNDER THE BUSINESS CORPORATIONS ACT (ALBERTA)
CONSTITUÉE EN VERTU DE LA LOI DITE "BUSINESS CORPORATIONS ACT" (ALBERTA)

SHARES - ACTIONS
SPECIMEN

NUMBER - NUMÉRO
C 00680

CUSIP 003910 10 6

This certifies that
Les présentes attestent que

SPECIMEN ***SPECIMEN***

is the registered holder of
est le porteur inscrit de

SPECIMEN

COMMON SHARES OF — ACTIONS ORDINAIRES DE

ACETEX CORPORATION

transferable on the books of the Corporation in person or by attorney duly authorized in writing, only upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the transfer agent and registrar.

In Witness Whereof *the Corporation has caused this certificate to be signed by its duly authorized officers*

this
ce

SPECIMEN

lesquelles ne peuvent être transférées dans les livres de la Société soit en personne soit par mandataire dûment autorisé par écrit que sur remise du présent certificat dûment endossé. Le présent certificat ne sera valide que s'il est contresigné par l'agent des transferts et agent chargé de la tenue des registres.

En foi de quoi, *la Société a fait signer le présent certificat par ses dirigeants dûment autorisés*

COUNTERSIGNED AND REGISTERED - CONTRESIGNÉ ET INSCRIT:
MONTREAL TRUST COMPANY OF CANADA CALGARY
COMPAGNIE MONTRÉAL TRUST DU CANADA TORONTO
TRANSFER AGENT AND REGISTRAR
AGENT DES TRANSFERTS ET AGENT CHARGÉ DE LA TENUE DES REGISTRES

BY - PAR ***SPECIMEN***
AUTHORIZED OFFICER - REPRÉSENTANT AUTORISÉ

PRESIDENT - PRÉSIDENT   SECRETARY - SECRÉTAIRE

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE AT THE OFFICE OF MONTREAL TRUST COMPANY OF CANADA IN THE CITIES OF CALGARY AND TORONTO, CANADA.

LES ACTIONS REPRÉSENTÉES PAR CE CERTIFICAT PEUVENT ÊTRE TRANSFÉRÉES AU BUREAU DE COMPAGNIE MONTRÉAL TRUST DU CANADA, DANS LES VILLES DE CALGARY ET TORONTO, AU CANADA.

The class of shares represented by this certificate has rights, privileges, restrictions and conditions attached thereto and the Corporation will furnish to a shareholder, on demand and without charge, a full copy of the text of (i) the rights, privileges, restrictions and conditions attached to each class authorized to be issued and to each series in so far as the same have been fixed by the directors, and (ii) the authority of the directors to fix the rights, privileges, restrictions and conditions of subsequent series.

La catégorie d'actions attestées par le présent certificat comporte des droits, privilèges, restrictions et conditions et la Société fournira à l'actionnaire, sur demande et sans frais, un exemplaire intégral du texte (i) des droits, privilèges, restrictions et conditions qui comportent chaque catégorie dont l'émission a été autorisée chaque série, dans la mesure où ceux-ci ont été déterminés par les administrateurs, et (ii) des pouvoirs des administrateurs d'établir les droits, privilèges, restrictions et conditions des séries subséquentes.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

For value received, the undersigned hereby sells, assigns and transfers unto

Pour valeur reçue, le soussigné vend, cède et transporte par les présentes à

Please insert social insurance number or other tax identifying number of assignee

Indiquer le numéro d'assurance sociale du cessionnaire ou un autre numéro d'identification aux fins de l'impôt

Please print name of assignee - Prière d'indiquer le nom du cessionnaire en caractères d'imprimerie

Please print address including postal code of assignee - Prière d'indiquer l'adresse, y compris le code postal, du cessionnaire en caractères d'imprimerie

Number of Shares - Nombre d'actions

Common Shares of Acetex Corporation represented by this certificate, and hereby irrevocably constitutes and appoints

actions ordinaires de Acetex Corporation représentées par le présent certificat et constitue par les présentes

Please print name of attorney - Prière d'indiquer le nom du fondé de pouvoir

attorney to transfer the said shares on the books of the Corporation with full power of substitution in the premises.

son fondé de pouvoir irrévocable avec pleins pouvoirs de substitution, aux fins du transfert des actions dans les registres de la Société.

Date ____________________

Signature ____________________

Witnessed by:
Témoin : ____________________

SIGNATURE GUARANTEE: The signature must be guaranteed by a bank, trust company or a member of a recognized stock exchange whose signature is acceptable to the Transfer Agent.

GARANTIE DE LA SIGNATURE : La signature doit être garantie par une banque, une société de fiducie ou un membre d'une bourse reconnue dont la signature est jugée acceptable par l'agent des transferts.

REMARQUE : [illegible] SIGNAT[illegible] QUI FIGURE SUR CE DOCUMENT DE TRANSFERT DOIT CORRESPONDRE EN TOUS POINTS AU NOM INSC[illegible] RECTO[illegible] CERTIFICAT, SANS MODIFICATION NI ADDITION NI AUCUN AUTRE CHANGEMENT.